=============
DOCUMENT 10.5
=============

                      AMENDED AND RESTATED
                 OPTION AND PURCHASE AGREEMENT

          This Amended and Restated Option and Purchase Agreement (this "Agreement") is made and entered into as of the 11th day of April, 1996, by and among the State of Colorado acting by the
State Board of Land Commissioners (the "State") and H.F. Riebesell, Jr. ("Riebesell") (collectively, "Sellers"), and Pure Cycle Corporation, a Delaware corporation ("Buyer"), and INCO Securities Corporation ("INCO").

                            RECITALS

          71. On November 8, 1990, the State's predecessor-in-interest, Colorado Water Consultants, Incorporated, now known as Colorado Financial Consultants, Inc. ("CFC"), and INCO entered into an Option and Purchase Agreement which was subsequently amended by Amendment Agreement No. 1 on February 12, 1991 and by Amendment Agreement No. 2 on August 12, 1992 (collectively, the "Original Agreement"). Pursuant to Amendment Agreement No. 2, Carlton Allderdice ("Allderdice") and Riebesell were added as parties to the Original Agreement. On April 26, 1995, CFC and Allderdice each assigned to the State all of their remaining right, title, and interest in the CFC Bonds and Notes (as defined in Section 1.1) subject to, among other things, the Original Agreement.

          72. On the date hereof, INCO assigned all of its rights and obligations under the Original Agreement to Buyer.

          73.       On October 28, 1994, a lawsuit entitled Apex Investment
Fund   II,  L.P.,  et  al.  v.  Colorado  State  Board  of   Land
Commissioners, et al., Case No. 95CV5405, was filed in the District Court of the City and County of Denver (the "Lawsuit").
The counterclaims in the Lawsuit question the validity of the CFC
Bonds and Notes.

          74. The parties (other than the State) desire to amend and restate the Original Agreement to facilitate settlement of the Lawsuit and the State as owner of certain CFC Bonds and Notes subject to the Original Agreement is willing to sell such CFC
Bonds and Notes to Buyer in exchange for the consideration described herein to facilitate settlement of the Lawsuit.

                           AGREEMENT

           In consideration of the mutual promises, covenants, representations and warranties set forth herein, the existence and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

75.

                 DEFINITIONS AND PRIOR CLOSINGS

          (1) "CFC Bonds" consist of Water Revenue Bonds, Series 1988 M, issued by the Rangeview Metropolitan District, a quasi-
municipal corporation and political subdivision of the  State  of
Colorado  (the  "District"),  dated  December  7,  1988,  in  the principal amount of $5,331,360.  The "CFC Notes" consist of Water
Revenue  Notes,  Series 1988 A-L, issued by the  District,  dated
December  7, 1988, in the original aggregate principal amount  of
$2,142,858.  The "CFC Second Closing Assets" are a portion of the
CFC  Bonds  with  a  face value of $448,453.   The  "CFC  Interim
Closing Assets" are a portion of the CFC Bonds with a face value of $910,496. The "August 12, 1992 Closing Assets" are a portion of the CFC Bonds with a face value of $1,560,000 ($780,000 in face value owned by each of Allderdice and Riebesell).

          (2)       The parties agree that an option to purchase the CFC
Bonds   and  the  CFC  Notes  (the  "Option")  was  acquired   on
November  8,  1990 by payment of an option payment in  accordance with  the Original Agreement, that the CFC Second Closing  Assets were  purchased  in  accordance with the  Original  Agreement  on
February  12,  1991,  that the CFC Interim  Closing  Assets  were purchased in accordance with the Original Agreement on August 13,
1991,  and that the August 12, 1992 Closing Assets were purchased in accordance with the Original Agreement on August 12, 1992.  On
August  12,  1992,  the  option extension  fee  required  by  the
Original  Agreement  was  also  paid  and  CFC,  Allderdice   and
Riebesell extended until on or before August 12, 2007 the Option to purchase all or any portion of the remaining CFC Bonds with a collective face value of $2,412,411 and the remaining CFC Notes with a collective face value of $2,142,858 (in the aggregate
$942,858-CFC,  $1,806,206-Allderdice,  and  $1,806,205-Riebesell)
(the  "CFC  Closing Assets"), at an aggregate price of $2,425,200
($502,016-CFC, $961,592-Allderdice, and $961,592-Riebesell), plus
9%  per  annum from August 12, 1992 to the date of the  purchase.
In light of the foregoing, the parties acknowledge that all references to events related to the closings of the purchase of the Option, the Second Closing Assets, the Interim Closing
Assets, and the August 12, 1992 Closing Assets have been deleted in this Agreement.

          (3) This Agreement amends and restates the Original Agreement with respect to remaining performance rights and obligations, but does not supersede the Original Agreement to the extent that the Original Agreement governed the prior closings hereunder or contained provisions which were intended to survive through or beyond the purchase of the CFC Closing Assets.

          (4) Subject to the terms and conditions set forth in this Agreement, Sellers agree to sell to Buyer the CFC Closing Assets for the Closing Consideration set forth in Article 2.


77.

                         PURCHASE PRICE

           At the Closing (as defined in Section 3.1), Buyer and Sellers shall enter into the agreement attached hereto as Exhibit A entitled Comprehensive Amendment Agreement No. 1 (the "Comprehensive Agreement") pursuant to which the Buyer grants Sellers a right to a portion of the proceeds from the sale of certain water rights, which right shall represent the consideration for the CFC Closing Assets. In addition, the parties, other than INCO, shall enter into the Second Amended and Restated Closing Escrow Instructions attached hereto as Exhibit B (the "Amended Escrow Instructions") which shall supersede and replace the Escrow Instructions entered into pursuant to the
Original Agreement. Buyer shall also sign an agreement in the form of Schedule 3 to the Amended Escrow Instructions to assume the fees and expenses of the Escrow Agent (as defined in the Amended Escrow Instructions). Buyer and Riebesell shall also enter into two Memorandum Agreements in the form attached hereto as Exhibit C (the "MOA") which are to be recorded in the real property records of Arapahoe County and the records of the Colorado Department of Natural Resources - State Engineer Division of Water Resources regarding Riebesell's rights in the Closing Consideration and two releases of the MOA in the form attached hereto as Exhibit D (the "MOA Releases"). Buyer and the State shall also enter into three originals of a Mortgage in the form attached hereto as Exhibit E (the "Mortgage") which are to be recorded in the real property records of Arapahoe County, Colorado, with the Colorado Department of Natural Resources State Engineer Division of Water Resources, and in the Uniform Commercial Code records of the Colorado Secretary of State's Office, regarding the State's rights in certain water rights in the event Buyer defaults under the Closing Consideration, and three original releases of the Mortgage in the form attached hereto as Exhibit F (the "Mortgage Releases").

78.

                            CLOSING

          (1) The closing (the "Closing") hereunder shall be held on a mutually agree-able time and date which is coincident with the date the settlement agreement for the Lawsuit, to which this Agreement is attached as Exhibit 6, is executed (the "Settlement
Agreement").

          (2) The Closing shall be held in the offices of Davis, Graham & Stubbs LLP ("DGS"), at 370 Seventeenth Street, Suite
4700, Denver, Colorado 80202, or at such other place as the parties shall mutually agree.

          (3) This Agreement, the Comprehensive Agreement, the Amended Escrow Instructions and all other documents delivered in connection with the Closing shall be held in trust by DGS for distribution on the Effective Date (as defined in the Settlement
Agreement).   On  the Effective Date, DGS shall deliver  (i)  the
Amended Escrow Instructions to the Escrow Agent, along with the letter from DGS required by the Amended Escrow Instructions to authorize release of the CFC Closing Assets to the District on Buyer's behalf; (ii) the Comprehensive Agreement to Seller;
(iii) the MOA and the Mortgage to the clerk and recorder's office of Arapahoe County, Colorado and the Colorado Department of Natural Resources State Engineer Division of Water Resources
for recordation and the third original mortgage to the Colorado Secretary of State's Office for filing in the Uniform Commercial Code records; (iv) the MOA Releases and the Mortgage Releases to the Attorney General of the State of Colorado (the "Attorney General"); and (v) a set of original closing documents to each
party.   The Attorney General agrees to deliver the MOA  Releases
(or partial releases provided pursuant to Section 8.7, if applicable) to DGS in exchange for the payments to Riebesell required under Section 2.1(a) of the Comprehensive Agreement and the Mortgage Releases (or partial releases provided pursuant to
Section  8.7, if applicable) to DGS in exchange for the  payments to  the  State  required under Sections 2.1(a)  and  (b)  of  the
Comprehensive   Agreement.   If  the  Settlement   Agreement   is
terminated, DGS shall destroy all documents delivered at the Closing and this Agreement, except for the obligations of DGS hereunder, shall be null and void ab initio and shall have no force and effect.

79.

             SELLERS' REPRESENTATIONS AND COVENANTS

          (1) Riebesell represents and warrants that it has good and marketable title to the CFC Closing Assets, free and clear of all
security   interests,  liens,  pledges,  charges,   claims,   and
encumbrances, other than the terms and conditions of that certain
Indenture of Mortgage and Trust between the District and  Central
Bank of Denver dated July 15, 1989 (the "Trust Indenture"), a copy of which was attached as Exhibit F to the Original
Agreement.

          (2) The State represents that it has not granted any security interest, lien, pledge, charge, claim or encumbrance on the CFC Closing Assets.

          (3) Each Seller represents and warrants that (a) all necessary consents and approvals have been obtained by it for the execution and delivery of this Agreement; (b) the execution and delivery of this Agreement by such Seller has been duly and validly authorized and approved by all necessary administrative action of such Seller, including all required resolutions of administrative officials and of its officers and board of directors, as applicable; provided, however, that the State does not represent that it has authority to amend the Original
Agreement or to enter into the Amended Escrow Instructions, except to the extent such authority may exist by virtue of its ownership of a portion of the CFC Closing Assets; and (c) this Agreement is a valid and binding obligation of such Seller, enforceable against it in accordance with its terms provided the Settlement Agreement becomes effective.

          (4) Each Seller represents and warrants that it has duly and timely paid all taxes, assessments, governmental charges and penalties due and payable by it, and there are no suits, actions, claims, investigations, inquiries or proceedings pending or threatened, or to its knowledge, contemplated against such Seller in respect of any taxes, assessments, governmental charges or penalties.

80.

             BUYER'S REPRESENTATIONS AND COVENANTS

          (1) Buyer represents that it is acquiring the CFC Closing Assets for its own account without view to the distribution of any portion thereof, except for the transfer of the CFC Closing
Assets to the District in compliance with the terms of the Settlement Agreement for cancellation, and that Buyer has no present intention of selling or otherwise disposing of any portion thereof in any transaction which would be in violation of any federal or state securities law.

          (2) Buyer represents that (a) it is aware that no federal or state agency has made any finding or determination as to the
fairness   of   this   investment,  nor  any  recommendation   or
endorsement with respect to this investment; (b) Buyer, by virtue of its own investment acumen and business experience is, or together with its advisor is, capable of evaluating the hazards and merits of participating in this investment; (c) Buyer can bear the economic risk of this investment; and (d) Buyer warrants that it was not organized or reorganized for the specific purpose of acquiring the CFC Closing Assets.

          (3) Buyer understands that the CFC Closing Assets have not been registered under the Securities Act of 1933, as amended (the
"Act"), or any state securities laws. Buyer agrees that it will not sell the CFC Closing Assets unless such assets subsequently are registered under the Act and any applicable state securities laws or exemptions from such registration requirements are available.

          (4) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
Buyer has all requisite corporate power and authority to own and operate its properties and to carry on its business as now being conducted.

          (5) Buyer represents and warrants that the execution and delivery of this Agreement by Buyer has been duly and validly authorized  and  approved by all necessary  corporate  action  of
Buyer,   including  appropriate  resolutions  of  the  board   of
directors of Buyer, and that this Agreement is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms.

81.

      CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS TO CLOSE

           The obligations of Buyer under this Agreement with respect to the purchase and sale of the CFC Closing Assets shall be subject to the fulfillment on or prior to the date of the Closing of each of the following conditions:

               1. All of the representations and warranties by each Seller contained in this Agreement shall be true and correct at and as of the date of the Closing as if restated on and as of such date. Each Seller shall have complied with and performed all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the date of the Closing.

               2. The Settlement Agreement shall have been executed and delivered by all parties thereto.

               3. There shall not have been instituted by any creditor of either Seller or other third party any suit or proceeding to restrain or invalidate this transaction or the transactions contemplated by the Amended and Restated Option and Purchase
          Agreement entered into among Buyer, OAR, Incorporated and INCO
          (the "OAR Agreement").

               4. All conditions precedent set forth in Article 6 of the OAR Agreement to Buyer's obligations to purchase the OAR Closing Assets (as that term is defined in the OAR Agreement) shall have been satisfied.

82.

      CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE

           The obligations of each Seller under this Agreement with respect to the purchase and sale of the CFC Closing Assets shall be subject to the fulfillment on or prior to the date of the Closing of each of the following conditions:

               1. All of the representations and warranties by Buyer contained in this Agreement shall be true and correct at and as of the date of the Closing as if restated on and as of such date. Buyer shall have complied with and performed all of the agreements, covenants and conditions required by this Agreement to be performed and complied with by it on or prior to the date of the Closing.

               2. Buyer shall have delivered to Sellers a copy of a certificate as to the due incorporation and good standing of Buyer in Delaware certified as of a recent date by the appropriate governmental authority.

               3. The Settlement Agreement shall have been executed and delivered by all parties thereto.

               4. There shall not have been instituted by any creditor of Buyer or Inco or other third party any suit or proceeding to restrain or invalidate this transaction or the transactions contemplated by the OAR Agreement.

               5. All conditions precedent set forth in Article 7 of the OAR Agreement to obligations of the Seller (as defined in the OAR Agreement) to sell the OAR Closing Assets shall have been satisfied.

83.

                         MISCELLANEOUS

          (1) All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by first class mail, registered or certified, postage prepaid, by telecopy or by overnight courier to any other party at its address set forth below or to such other address as may from time to time be provided by one party to the others in accordance with this Section.

               1.             If to INCO:

                    INCO Securities Corporation
                    One New York Plaza
                    New York, New York  10004
                    Attention:  Richard L. Guido
                    Telecopy:   (212) 612-5873

               2.             If to Buyer:

                    Pure Cycle Corporation
                    5650 York Street
                    Commerce City, Colorado  80022
                    Attention:  Mark W. Harding
                    Telecopy:   (303) 292-3475

               3.             If to Sellers:

                    If to the State:

                    Colorado State Board of Land Commissioners
                    620 Centennial Building
                    1313 Sherman Street
                    Denver, Colorado  80203
                    Attention:  President
                    Telecopy:   ___________________

                    with a copy to:

                    Office of the Attorney General
                    1525 Sherman Street, Fifth Floor
                    Denver, Colorado  80203
                    Attention:  State Land Board Attorney
                    Telecopy:   ___________________

                    If to Riebesell:

                    H.F. Riebesell, Jr.
                    Hall & Evans, L.L.C.
                    1200 Seventeenth Street, Suite 1200
                    Telecopy:   (303) 628-3368

           Notices delivered personally shall be effective upon delivery. Notices transmitted by telecopy shall be effective when received. Notices delivered by registered or certified mail or by overnight courier shall be effective on the date such notice is delivered to a proper address to which it is addressed, as set forth on the receipt of such registered or certified mail or of such courier.

          (2) All agreements made and entered into in connection with this transaction shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.  Each Seller
hereby  consents  to the assignment by INCO to Buyer.   INCO  and
Buyer hereby consent to the assignments of rights by Allderdice and CFC to the State and agree that they will not look to the State for the enforcement of obligations of CFC or Allderdice, by claim, setoff or otherwise.

          (3)       This Agreement (including the Exhibits hereto) and the
Original   Agreement,  to  the  extent  not  superseded   hereby,
constitute  the  entire agreement and understanding  between  the parties with respect to the subject matter of this Agreement  and supersede  all  prior  agreements  and  understandings  oral  and written,  between the parties with respect to the subject  matter
hereof.   No alteration, modification or change of this Agreement
shall be valid except by an agreement in writing executed by  the
parties  hereto.   No  failure or delay by any  party  hereto  in
exercising any right, power or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

          (4)       This Agreement may be executed in one or more
counterparts,  each  of  which  when  so  executed  shall  be  an
original,  but  all  of  which  together  shall  constitute   one
agreement.

          (5) If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement  and
the   application   of  such  provision  to  other   persons   or
circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          (6) This Agreement shall be interpreted, governed and construed in accordance with the internal laws of the State of Colorado.

          (7) If the payments required under Section 2.1(a) to Riebesell and the payments required under Sections 2.1(a) and (b) to the State under the Comprehensive Agreement are made in amounts necessitating partial releases of the MOA and the Mortgage, Riebesell and the State agree to execute partial releases substantially in the forms attached hereto as Exhibit G and Exhibit H, respectively, and to provide such partial releases to the Attorney General for delivery to DGS in exchange for such installment payments.

          (8) The parties acknowledge that the State does not have knowledge as to the accuracy of Recitals A and B except the last sentence of Recital A or as to the accuracy of the factual statements in Section 1.1 and 1.2.

          (9) Pure Cycle further agrees to indemnify and hold harmless the State against and from all damages, claims, costs, and expenses (including reasonable attorneys' fees) based upon any claims which OAR, Owens, Riebesell or any party to the Comprehensive Agreement or the Escrow Agent may have or assert against CFC or Allderdice as a result of the State's ownership of the CFC Closing Assets. If Allderdice or CFC should challenge the validity of the State's actions under this Agreement, the Amended Escrow Instructions or the Comprehensive Agreement, Pure Cycle and the State shall jointly seek a declaratory judgment of the State's rights under such agreements and of the rights of Guaranty Bank and Trust. If at the time of such challenge or thereafter the funds become available to make the payments contemplated by the Comprehensive Agreement, Pure Cycle and the Escrow Agent may interplead such funds in an appropriate court
proceeding.   If  a declaratory judgment is entered  against  the
State, the State shall turn over any funds already received from Pure Cycle pursuant to the Comprehensive Agreement to Allderdice or Guaranty Bank and Trust in accordance with their interests as determined by the declaratory judgment. In no event shall Pure Cycle be required to pay both the State and Allderdice.

           IN WITNESS WHEREOF the parties have executed this Amended and Restated Option and Purchase Agreement as of the day and year first above written.

                              INCO:

                              INCO SECURITIES CORPORATION


                              By:
                                 Title:


                              SELLERS:

                              THE  STATE OF COLORADO STATE  BOARD
                              OF LAND COMMISSIONERS


APPROVED AS TO FORM:
                              President



Gale A. Norton, Attorney General Engineer of the State of Colorado


                              Register



                              H.F. Riebesell, Jr.


                              BUYER:

                              PURE  CYCLE CORPORATION, a Delaware
                              corporation


                              By:
                                 Thomas P. Clark, President

                              For  purposes  of Section  3.3  and
                              applicable portions of Section 8.9

                              DAVIS, GRAHAM & STUBBS LLP


                              By:
                                 Wanda J. Abel, Partner


                              For purposes of Section 3.3

                              ATTORNEY  GENERAL OF THE  STATE  OF
                              COLORADO

                              GALE A. NORTON
                              Attorney General

                              STEPHEN ERKENBRACK
                              Chief Deputy Attorney General

                              TIMOTHY J. TYMKOVICH
                              Solicitor General



                              Richard A. Westfall
                              Special Deputy Solicitor General

                            EXHIBITS


Exhibit A   Comprehensive Amendment Agreement No. 1
Exhibit B   Amended Escrow Instructions
Exhibit C   Memorandum of Agreement
Exhibit D   MOA Release
Exhibit E   Mortgage
Exhibit F   Mortgage Release
Exhibit G   Partial MOA Release
Exhibit H   Partial Mortgage Release

EXHIBIT A TO DOCUMENT 10.5
==========================

For Exhibit A to the Amended and Restated Option Purchase Agreement, which consists of Comprehensive Amendment Agreement No. 1 among Inco Securities Corporation, the Company, the State of Colorado acting through the State Board of Land Commissioners, and others, see DOCUMENT 10.7.

EXHIBIT B TO DOCUMENT 10.5
==========================

For Exhibit B to the Amended and Restated Option Purchase Agreement, which consists of Amendment Escrow Instructions among OAR, Incorporated, the Company, the State of Colorado State Board of Land Commissioners, H.F. Riebesell, Jr., and Colorado National Bank, see DOCUMENT 10.6.

EXHIBIT C TO DOCUMENT 10.5
==========================

For  Exhibit  C  to  the  Amended and  Restated  Option  Purchase
Agreement,  which  consists of a Memorandum  of   Agreement,  see
Exhibit C to DOCUMENT 10.4.

EXHIBIT D TO DOCUMENT 10.5
==========================

For  Exhibit  D  to  the  Amended and  Restated  Option  Purchase
Agreement, which consists of a Termination of Memorandum of Agreement, see Exhibit D to DOCUMENT 10.4.

EXHIBIT E TO DOCUMENT 10.5
==========================

             MORTGAGE DEED, SECURITY AGREEMENT, AND
                      FINANCING STATEMENT

           This Mortgage Deed, Security Agreement, and Financing Statement ("Mortgage Deed") is dated the 11th day of April, 1996, between the State of Colorado, acting by and through the State Board of Land Commissioners (the "Land Board" or "Mortgagee"), whose address is 620 Centennial Building, 1313 Sherman Street, Denver, Colorado 80203, and Pure Cycle Corporation, a Delaware corporation ("Pure Cycle" or "Mortgagor"), whose address is 5650 York Street, Commerce City, Colorado 80022. The Land Board is the Secured Party/Creditor and Pure Cycle is the Debtor.

           WITNESSETH, that in order to secure the payment of certain obligations under an agreement entitled Comprehensive Amendment Agreement No. 1 among Pure Cycle, the Land Board, and others dated April 11, 1996 (the "Comprehensive Agreement"), the Mortgagor does hereby grant, bargain, sell, convey, and assign unto the Mortgagee, its successors and assigns, the Export Water (as that term is defined in the Amended and Restated Lease Agreement No. S-38280, dated April 11, 1996, between Rangeview Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado, acting by and through its water activity enterprise, and the Land Board recorded with the Arapahoe County Clerk and Recorder at Book No. ________, Page No. ________ (Reception No. ________),
which  definition  of  Export  Water  is  incorporated  by   this
reference) which Export Water is located on and under that certain real property consisting of approximately 24,567.21 acres, more or less, according to U.S. Government Survey, in Arapahoe County, Colorado, more particularly described as follows (the "Lowry Range"):

                     Township 5 South, Range 64 West of
               the 6th P.M.,
                    Sections 7 through 10:  all;
               Sections 15 through 22:  all;
               Sections 27 through 34:  all.

                     Township 4 South, Range 65 West of
               the 6th P.M.,
                     Sections  33:   all  and  34:
               all.

                     Township 5 South, Range 65 West of
               the 6th P.M.,
                     Section 3:  all; Sections  10
               through   15:   all,  less  certain
               surface  rights  granted  for   the
               Aurora Reservoir (but including the
               water  under the Aurora  Reservoir)
               in  Section 15; Sections 22 through
               27:    all,  less  certain  surface
               rights   granted  for  the   Aurora
               Reservoir (but including the  water
               under  the  Aurora  Reservoir)   in
               Section  22; Sections  35  and  36:
               all;  Section  34:  north  2,183.19
               feet.

                     Township  5 South,  Range  66
               West of the 6th P.M.,
                    Section 36:  all

     (a street address of the Lowry Range does not exist);

           TO HAVE AND TO HOLD the same, together with all and singular the privileges and appurtenances thereunto belonging forever; provided always, that if the Mortgagor or its successor or assigns shall pay or cause to be paid to the Mortgagee, or its successors or assigns, the obligations under the Comprehensive Agreement in accordance with the terms of the Comprehensive
Agreement and shall in the meantime keep and perform the covenants and agreements herein contained, then these presents shall be null and void, but otherwise remain in full force and effect.

            This Mortgage Deed shall constitute a security agreement and financing statement, in accordance with the Uniform Commercial Code of Colorado, with respect to all personal property and fixtures included within the Export Water located on and under the Lowry Range. Mortgagor, as Debtor, does hereby grant a security interest in the Export Water, and all its substitutions, additions, replacements and proceeds, to the Mortgagee, as Secured Party.

           That the Mortgagor, for itself and its successors and assigns, covenants and agrees to and with the Mortgagee, its successors and assigns, that it holds the said premises free and clear of all liens and encumbrances, that the Mortgagor will pay in due season all taxes and assessments levied on said premises; that it will pay the costs and attorneys' fees incurred by the Mortgagee, or its successors and assigns in any foreclosure action, other suit or proceeding, by reason hereof; and that upon default in the payment of the obligations under the Comprehensive Agreement or any part thereof, or upon the breach of any of the covenants or agreements herein contained; this Mortgage Deed may be forthwith foreclosed.

           IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage Deed on the date set forth above.

                                PURE CYCLE CORPORATION
Attest:


By:                             By:
      Mark   W.  Harding,  Secretary           Thomas  P.  Clark,
President
                                Tax Payer ID No.

STATE OF COLORADO         )
                          ) ss.
COUNTY OF ______________  )

           The  foregoing instrument was acknowledged  before  me
this   _____  day  of  April,  1996,  on  behalf  of  Pure  Cycle
Corporation,  by Thomas P. Clark, as President, and  by  Mark  W.
Harding, as Secretary.

          Witness my hand and official seal.

          My commission expires:



                                Notary Public

EXHIBIT F TO DOCUMENT 10.5
==========================

         RELEASE OF MORTGAGE AND TERMINATION STATEMENT

           This Release of Mortgage and Termination Statement ("Release") is dated the ____ day of __________________, 19____, between the State of Colorado, acting by and through the State Board of Land Commissioners (the "Land Board" or Mortgagee"), whose address is 620 Centennial Building, 1313 Sherman Street, Denver, Colorado 80203, and Pure Cycle Corporation, a Delaware corporation ("Pure Cycle" or "Mortgagor"), whose address is 5650 York Street, Commerce City, Colorado 80022.

           WHEREAS, the Mortgagor conveyed and granted a security interest in certain real property, personal property, and fixtures to the Mortgagee as described in the Mortgage Deed, Security Agreement, and Financing Statement dated April 11, 1996, and recorded with the Arapahoe County Clerk and Recorder at Book ________, Page No. ________ (Reception No. __________) (the
"Mortgage Deed") to secure the payment of certain obligations under an agreement entitled Comprehensive Amendment Agreement No. 1, among PureCycle, the Land Board and others, dated April 11, 1996 (the "Comprehensive Agreement"); and

            WHEREAS,  the  obligations  under  the  Comprehensive
Agreement have been fully paid and satisfied in accordance with the Comprehensive Agreement;

           NOW, THEREFORE, in consideration of the premises and the payment as provided in the Comprehensive Agreement, the receipt and sufficiency of which are hereby acknowledged, the undersigned does hereby remise, release and forever quitclaim unto the present owner or owners of said real property, its successors and assigns forever, all of the right, title and interest which the undersigned has by virtue of the above described Mortgage Deed in and to the Export Water (as that term is defined in the Amended and Restated Lease Agreement No. S-38280, dated April 11, 1996, between Rangeview Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado, acting by and through its water activity enterprise, and the Land Board) which is located on and under that certain real property consisting of approximately 24,567.21 acres, more or less, according to U.S. Government Survey, in Arapahoe County, Colorado, more particularly described as follows (the "Lowry Range"):

                     Township 5 South, Range 64 West of
               the 6th P.M.,
                    Sections 7 through 10:  all;
               Sections 15 through 22:  all;
               Sections 27 through 34:  all.

                     Township 4 South, Range 65 West of
               the 6th P.M.,
                     Sections  33:   all  and  34:
               all.

                     Township 5 South, Range 65 West of
               the 6th P.M.,
                     Section 3:  all; Sections  10
               through   15:   all,  less  certain
               surface  rights  granted  for   the
               Aurora Reservoir (but including the
               water  under the Aurora  Reservoir)
               in  Section 15; Sections 22 through
               27:    all,  less  certain  surface
               rights   granted  for  the   Aurora
               Reservoir (but including the  water
               under  the  Aurora  Reservoir)   in
               Section  22; Sections  35  and  36:
               all;  Section  34:  north  2,183.19
               feet.

                     Township  5 South,  Range  66
               West of the 6th P.M.,
                    Section 36:  all

     (a street address of the Lowry Range does not exist);

           TO HAVE AND TO HOLD THE SAME, together with all and singular the privileges and appurtenances thereunto belonging forever. By this Release, the said Mortgage Deed is to be considered fully and absolutely released, cancelled, and forever discharged.

           This Release shall further constitute a termination of all security interests and of the Mortgage Deed as a financing statement.

                                     PURE CYCLE CORPORATION
ATTEST:


By:                             By:
Title:                          Title:
                                Tax Payer ID No.


                                STATE OF COLORADO
                                        STATE   BOARD   OF   LAND
                                COMMISSIONERS



                                President


APPROVED AS TO FORM:



Attorney General of the
State of Colorado

STATE OF COLORADO      )
                       ) ss.
COUNTY OF ______________          )

           The foregoing instrument was acknowledged before me this _____ day of __________, _______, by ____________________,
as  President,  of  the State of Colorado, State  Board  of  Land
Commissioners.

          Witness my hand and official seal.

          My commission expires:



                                  Notary Public





STATE OF COLORADO      )
                       ) ss.
COUNTY OF ______________          )

           The  foregoing instrument was acknowledged  before  me
this    _____    day    of   _______________,    ________,     by
____________________,  as President, and by ____________________,
as Secretary, of Pure Cycle Corporation.

          Witness my hand and official seal.

          My commission expires:



                                  Notary Public

EXHIBIT G TO DOCUMENT 10.5
==========================

For  Exhibit  G  to  the  Amended and  Restated  Option  Purchase
Agreement,  which consists of a Partial Termination of Memorandum
Agreement, see Exhibit E to DOCUMENT 10.4.

EXHIBIT H TO DOCUMENT 10.5
==========================

C&S 512628.3                                            Exhibit H

     PARTIAL RELEASE OF MORTGAGE AND TERMINATION STATEMENT

           This Release of Mortgage and Termination Statement ("Release") is dated the ____ day of __________________, 19____, between the State of Colorado, acting by and through the State Board of Land Commissioners (the "Land Board" or Mortgagee"), whose address is 620 Centennial Building, 1313 Sherman Street, Denver, Colorado 80203, and Pure Cycle Corporation, a Delaware corporation ("Pure Cycle" or "Mortgagor"), whose address is 5650 York Street, Commerce City, Colorado 80022.

           WHEREAS, the Mortgagor conveyed and granted a security interest in certain real property, personal property, and fixtures to the Mortgagee as described in the Mortgage Deed, Security Agreement, and Financing Statement dated April 11, 1996, and recorded with the Arapahoe County Clerk and Recorder at Book ________, Page No. ________ (Reception No. __________) (the
"Mortgage Deed") to secure the payment of certain obligations under an agreement entitled Comprehensive Amendment Agreement No. 1, among Pure Cycle, the Land Board and others, dated April 11, 1996 (the "Comprehensive Agreement"); and

            WHEREAS,  the  obligations  under  the  Comprehensive
Agreement have been partially paid and satisfied to the extent of $__________ in accordance with the Comprehensive Agreement;

           NOW, THEREFORE, in consideration of the premises and the payment as provided in the Comprehensive Agreement, the receipt and sufficiency of which are hereby acknowledged, the undersigned does hereby remise, release and forever quitclaim unto the present owner or owners of said real property, its successors and assigns forever, all of the right, title and interest which the undersigned has by virtue of the above described Mortgage Deed in and to a total gross volume of __________ acre feet of the Export Water (as that term is defined in the Amended and Restated Lease Agreement No. S-38280, dated April 11, 1996, between Rangeview Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado, acting by and through its water activity enterprise, and the Land Board) which is located on and under that certain real property consisting of approximately 24,567.21 acres, more or less, according to U.S. Government Survey, in Arapahoe County, Colorado, more particularly described as follows (the "Lowry Range"):

                     Township 5 South, Range 64 West of
               the 6th P.M.,
                    Sections 7 through 10:  all;
               Sections 15 through 22:  all;
               Sections 27 through 34:  all.

                     Township 4 South, Range 65 West of
               the 6th P.M.,
                     Sections  33:   all  and  34:
               all.

                     Township 5 South, Range 65 West of
               the 6th P.M.,
                     Section 3:  all; Sections  10
               through   15:   all,  less  certain
               surface  rights  granted  for   the
               Aurora Reservoir (but including the
               water  under the Aurora  Reservoir)
               in  Section 15; Sections 22 through
               27:    all,  less  certain  surface
               rights   granted  for  the   Aurora
               Reservoir (but including the  water
               under  the  Aurora  Reservoir)   in
               Section  22; Sections  35  and  36:
               all;     Section     34:      north
               2,183.19 feet.

                     Township  5 South,  Range  66
               West of the 6th P.M.,
                    Section 36:  all

     (a street address of the Lowry Range does not exist);

           TO HAVE AND TO HOLD THE SAME, together with all and singular the privileges and appurtenances thereunto belonging forever. By this Partial Release, the said Mortgage Deed is to be considered released, cancelled, and forever discharged with respect to a total gross volume of __________ acre feet of the Export Water but shall remain in effect with respect to the remaining Export Water.

            This Release shall further constitute a partial termination of all security interests and of the Mortgage Deed as a financing statement.

ATTEST:                              PURE CYCLE CORPORATION


By:                             By:
Title:                          Title:
                                Tax Payer ID No.

APPROVED AS TO FORM:            STATE OF COLORADO
                                        STATE   BOARD   OF   LAND
                                COMMISSIONERS


Attorney General of the
State of Colorado               President


STATE OF COLORADO      )
                       ) ss.
COUNTY OF ______________          )

           The foregoing instrument was acknowledged before me this _____ day of __________, _______, by ____________________,
as  President,  of  the State of Colorado, State  Board  of  Land
Commissioners.

          Witness my hand and official seal.

          My commission expires:



                                  Notary Public





STATE OF COLORADO      )
                       ) ss.
COUNTY OF ______________          )

           The  foregoing instrument was acknowledged  before  me
this    _____    day    of   _______________,    ________,     by
____________________,  as President, and by ____________________,
as Secretary, of Pure Cycle Corporation.

          Witness my hand and official seal.

          My commission expires:



                         Notary Public